UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 7, 2014
OPLINK COMMUNICATIONS, INC.
(Exact name of registrant as specified in its charter)
Delaware (State or other jurisdiction of incorporation)	000-31581 (Commission File Number)	77-0411346 (I.R.S. Employer Identification No.)

46335 Landing Parkway
 Fremont, California 94538
(Address of principal executive offices) (Zip code)
(510) 933-7200
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
On August 7, 2014, Oplink Communications, Inc. issued a press release regarding its financial results for its fiscal quarter and fiscal year ended June 29, 2014. A copy of the press release is furnished as Exhibit 99.1 to this report.

Item 9.01 Financial Statements and Exhibits.
(c) Exhibits
99.1  Press release of Oplink Communications, Inc. dated August 7, 2014.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPLINK COMMUNICATIONS, INC.

Date: August 7, 2014	By:	/s/ Shirley Yin
Name: Shirley Yin
Title: Chief Financial Officer

Exhibit Index

Exhibit No	Description
99.1	Press release of Oplink Communications, Inc. dated August 7, 2014